UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2018

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY		10604
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01	Other Events.

On September 4, 2018, SPAR Group, Inc. ("SGRP" or the "Registrant") filed in the Court of Chancery of the State of Delaware (the "Court") a claim, C.A. No. 2018-0650 (the "Claim"), in a Verified Complaint Seeking Declaratory Judgment and Injunctive Relief (the "Original Complaint") against Robert G. Brown, a substantial stockholder of SGRP and former Executive Chairman and director of SGRP, and William H. Bartels, a substantial stockholder of SGRP and current Vice Chairman and director and officer of SGRP (together with Robert G. Brown, the "Majority Stockholders" or "Defendants"). On September 21, 2018, SGRP supplemented and amended its Claim in a Verified Amended Complaint filed with the Court (the "Amended Complaint").

The Claim was filed in response to the written consent from the Majority Stockholders received by SGRP on August 6, 2018 (the "Written Consent"), in which the Majority Stockholders attempted to change SGRP's By-Laws in order to (among other things) weaken the independence of the Board through new supermajority requirements and stockholder only approvals and eliminate the Board's independent majority requirement, in order to further benefit themselves. The Proposed Amendments were prepared by the Majority Stockholders and their own counsel and were not submitted to, discussed with, or considered or approved, and have not been supported or endorsed, by the Board or its Governance Committee.

SGRP has requested in the Original Complaint that the Delaware Chancery Court provide SGRP with: (1) declaratory relief in the form of an order confirming that the bylaw amendments proposed by the Majority Stockholders (as set forth in the Written Consent and each of the Majority Stockholders' amendments to their respective Schedule 13Ds, each filed with the Securities and Exchange Commission on August 6, 2018) (the "Proposed Amendments") are invalid under Delaware law and (2) preliminary injunctive relief enjoining the Majority Stockholders from attempting during the pendency of the Claim to (a) enact the Proposed Amendments, (b) remove or attempt to remove any independent director of SGRP, (c) further weaken the independence of SGRP's Board of Directors (the "Board") or (d) circumvent or interfere with the duties of the Audit Committee of the Board.

SGRP is pursuing the Claim against the Majority Stockholders because the Board's Governance Committee believes that the Proposed Amendments will negatively impact all stockholders (particularly minority stockholders), among other things:

●

weaken the independence of the Board through new supermajority requirements (because two of SGRP's non-independent directors can block the Board's actions and thus potentially reduce the representation of SGRP's minority stockholders);

●	eliminate the Board's independent majority requirement (also potentially reducing the representation of SGRP's minority stockholders);

●

eliminate the Board's ability to change the size of the Board and require that any proposed change in the Board's size be approved by the holders of a majority of the outstanding common stock of SGRP (the "Common Stock") (i.e., the Majority Stockholders), and thus also potentially reducing the representation of SGRP's minority stockholders;

●

subject various functions of the Board respecting vacancies on the Board to the prior approval of the holders of a majority of the Common Stock (i.e., the Majority Stockholders), and thus also potentially reducing the representation of SGRP's minority stockholders; and

●	permit submissions of stockholder proposals to be timely if received by SGRP no later than 60 days (changed from approximately six months) prior to SGRP's annual meeting of stockholders.

As outlined in Original Complaint as amended and supplemented by the Amended Complaint (collectively, the "Complaint") SGRP is also pursuing the Claim against the Majority Stockholders because SGRP believes that the Proposed Amendments are part of a conspiracy to attempt to entrench the Majority Stockholders' control over SGRP and the Board, all so that they can improperly divert SGRP resources to the Majority Stockholders for their personal benefit through (among other things) (a) invalid reimbursement demands under terminated contracts, (b) efforts to shift the costs of defending the Majority Stockholders' labor practices in managing their own companies onto SGRP through invalid reimbursement and indemnification claims, (c) an exorbitant "retirement" package demanded by Brown, (d) evasion of the return of $675,000 of Cash Collateral advanced by SGRP for insurance, and (e) reimbursement of unauthorized and dubious expenses related to SGRP's acquisition of its Brazilian affiliate now claimed to total approximately $190,000.

As noted in the Complaint, the changes in SGRP's By-Laws sought to be made by the Defendants in their Proposed Amendments also would effectively block the declared determination and intention of the Board to increase the Board size to nine and add two new independent directors to maintain majority independence for the Board, as a result of earlier written consents by the Majority Stockholders seeking to remove Lorrence Kellar as an independent director from the Board and its Committees and add Jeffery Mayer as a non-independent director to the Board (as reported in SGRP's Current Report on Form 8-K as filed by SGRP with the SEC on July 6, 2018).  As a result of the Majority Stockholders' proposed actions, the Board would lack a majority of independent directors and may face compliance issues with Nasdaq.  In fact, Nasdaq has already contacted SGRP to confirm that Jeffery Mayer had not yet been seated and that SGRP's Board continued and would continue to have a majority of independent directors.

In addition, as noted in the Complaint, the changes in SGRP's By-Laws sought to be made by the Defendants in their Proposed Amendments stopped the process for seating Mr. Jeffery Mayer as a director.  When the Majority Stockholders took action by less than unanimous consent (as was the case with Mr. Mayer), the SEC requires use of an information statement containing extensive governance information substantially the same as for a proxy statement.  SGRP filed such a preliminary information statement (the "Preliminary Information Statement") on July 31, 2018, respecting the Mayer written consents with included the required corporate governance disclosures.  The Proposed Amendments disputed by SGRP would have made material changes in SGRP's corporate governance and rendered inaccurate the required corporate governance disclosures in the Preliminary Information Statement.  Consequently, the Preliminary Information Statement filed could not become definitive nor could it be mailed to all stockholders.

In addition to seeking invalidation of the Proposed Amendments in the Complaint, SGRP also is seeking injunctive relief from the Court to block further actions and attempts by the Majority Stockholders to (among other things):

(a)	make changes to the July 5, 2018, By-Laws (i.e., those in effect prior to the Proposed Amendments) or any Committee Charter (which are part of the By-Laws under its terms),

(b)	remove any independent director(s),

(c)	take any other action to weaken or attempt to weaken the independence of SGRP's Board or any of its Committees,

(d)

take any other action to circumvent or interfere with the duties of SGRP's Audit Committee regarding related-party matters or SGRP's Board and Governance Committee regarding director selections, qualifications or nominations, board size, vacancies, Committee assignments and independent director majorities,

(e)	take any action approving or implementing any related party transactions or related party payments not approved by a majority of the independent directors sitting on the Audit Committee,

(f)	take any action requiring or limiting the use of particular vendors or personnel or setting standards having such an effect, or

(g)	take any action otherwise interfering with the business or operations of SGRP and its subsidiaries or the Board's management of the Company.

The foregoing description of the Claim and Proposed Amendments is qualified in its entirety by reference to the Written Consent of Stockholders dated August 6, 2018 (without its exhibits), and the Original Complaint (without its exhibits), incorporated herein by reference from SGRP's Current Report on Form 8-K as filed by SGRP with the SEC on September 2018, and the Amended Complaint, a copy of which (without its exhibits and font size reduced) is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibit (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2017 (as filed, the "Annual Report"), as filed with the SEC on April 2, 2018, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 2, 2018 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 18, 2018, SGRP's preliminary Information Statement filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-2 thereunder as filed with the SEC on July 30, 2018 (as filed, the "Preliminary Information Statement"), and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the SEC Reports may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the objective's of the Claim or the potential negative effects of the Proposed Amendments, the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d)     Exhibits:

99.1	Verified Amended Complaint (C.A. No. 2018-0650), filed by SGRP with the Court of Chancery of the State of Delaware on September 21, 2018 (exhibits omitted and font size reduced).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: September 27, 2018
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer